CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                   CHIEF FINANCIAL OFFICER REGARDING PERIODIC
                 REPORT FILED PURSUANT TO SECTION 13(a) OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

           Each of the undersigned hereby certify, pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

           To the best of my knowledge and belief, the Quarterly Report on Form 10-QSB filed with the Securities and Exchange commission on August 15, 2002 by Valesc Inc. and to which this certification is appended (the "Periodic Report") fully complies with the requirements of
           Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Valesc Inc.

Dated: August 15, 2002

                                      /s/ Jeremy Kraus
                                      Jeremy Kraus
                                      Chief Executive Officer



                                      /s/ Samuel Cohen
                                      Samuel Cohen
                                      President and Principal Financial Officer